TRANSAMERICA PARTNERS FUNDS GROUP

RESULTS OF HOLDER PROXIES

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of security holders and to provide final results. Accordingly, the Board of Trustees of the Funds solicited a vote by the holders for the matters below.

At the special meetings of shareholders held on February 10, 2017, the results were as follows:

PROXY I
PROPOSAL 3A:	To approve an Agreement and Plan
of Reorganization, providing for (i)
Transamerica High Yield Bond's
acquisition of all of the assets of
Transamerica Partners High Yield
Bond, in exchange for Transamerica
High Yield Bond's assumption of
all of the liabilities of Transamerica
Partners High Yield Bond and Class
R shares of Transamerica High
Yield Bond, and the distribution of
the Class R shares of Transamerica
High Yield Bond to the holders of
the shares of Transamerica Partners
High Yield Bond in complete
redemption of their Transamerica
Partners High Yield Bond shares,
and (ii) the dissolution of
Transamerica Partners High Yield
Bond;

Transamerica Partners High Yield Bond
Record Date - October 14, 2016
         Shares Voted  % of Voted  % of Total
For     9,136,411.588     94.646%     64.112%
Against    78,585.997      0.814%      0.551%
Abstain   438,246.837      4.540%      3.075%
Broker Non-Vote 0.000      0.000%      0.000%
Total   9,653,244.422    100.000%     67.739%

PROPOSAL 4A:	To approve an Agreement and Plan
of Reorganization, providing for (i)
Transamerica International Equity's
acquisition of all of the assets of
Transamerica Partners International
Equity, in exchange for
Transamerica International Equity's
assumption of all of the liabilities of
Transamerica Partners International
Equity and Class R shares of
Transamerica International Equity,
and the distribution of the Class R
shares of Transamerica International
Equity to the holders of the shares
of Transamerica Partners
International Equity in complete
redemption of their Transamerica
Partners International Equity shares,
and (ii) the dissolution of
Transamerica Partners International
Equity;

Transamerica Partners International Equity
Record Date - October 14, 2016
          Shares Voted  % of Voted  % of Total
For     10,509,474.887     97.385%     75.584%
Against     54,606.878      0.506%      0.393%
Abstain    227,615.178      2.109%      1.637%
Broker Non-Vote  0.000      0.000%      0.000%
Total   10,791,696.943    100.000%     77.613%

PROPOSAL 5A:	To approve an Agreement and Plan
of Reorganization, providing for (i)
Transamerica Mid Cap Growth's
acquisition of all of the assets of
Transamerica Partners Mid Growth,
in exchange for Transamerica Mid
Cap Growth's assumption of all of
the liabilities of Transamerica
Partners Mid Growth and Class R
shares of Transamerica Mid Cap
Growth, and the distribution of the
Class R shares of Transamerica Mid
Cap Growth to the holders of the
shares of Transamerica Partners Mid
Growth in complete redemption of
their Transamerica Partners Mid
Growth shares, and (ii) the
dissolution of Transamerica Partners
Mid Growth;

Transamerica Partners Mid Growth
Record Date - October 14, 2016
         Shares Voted  % of Voted  % of Total
For     3,325,943.899     97.303%     62.781%
Against    17,765.869      0.520%      0.335%
Abstain    74,422.601      2.177%      1.405%
Broker Non-Vote 0.000      0.000%      0.000%
Total   3,418,132.369    100.000%     64.522%

PROPOSAL 6A:	To approve an Agreement and Plan
of Reorganization, providing for (i)
Transamerica Mid Cap Value
Opportunities' acquisition of all of
the assets of Transamerica Partners
Mid Value, in exchange for
Transamerica Mid Cap Value
Opportunities' assumption of all of
the liabilities of Transamerica
Partners Mid Value and Class R
shares of Transamerica Mid Cap
Value Opportunities, and the
distribution of the Class R shares of
Transamerica Mid Cap Value
Opportunities to the holders of the
shares of Transamerica Partners Mid
Value in complete redemption of
their Transamerica Partners Mid
Value shares, and (ii) the dissolution
of Transamerica Partners Mid
Value;

Transamerica Partners Mid Value
Record Date - October 14, 2016
         Shares Voted  % of Voted  % of Total
For     2,814,914.239     88.216%     47.206%
Against   290,964.822      9.119%      4.880%
Abstain    85,047.092      2.665%      1.426%
Broker Non-Vote 0.000      0.000%      0.000%
Total   3,190,926.153    100.000%     53.512%

PROPOSAL 8A:	To approve an Agreement and Plan
of Reorganization, providing for (i)
Transamerica Small Cap Growth's
acquisition of all of the assets of
Transamerica Partners Small
Growth, in exchange for
Transamerica Small Cap Growth's
assumption of all of the liabilities of
Transamerica Partners Small
Growth and Class R shares of
Transamerica Small Cap Growth,
and the distribution of the Class R
shares of Transamerica Small Cap
Growth to the holders of the shares
of Transamerica Partners Small
Growth in complete redemption of
their Transamerica Partners Small
Growth shares, and (ii) the
dissolution of Transamerica Partners
Small Growth;

Transamerica Partners Small Growth
Record Date - October 14, 2016
         Shares Voted  % of Voted  % of Total
For     1,535,783.925     98.009%     69.152%
Against     5,079.465      0.324%      0.229%
Abstain    26,125.657      1.667%      1.176%
Broker Non-Vote 0.000      0.000%      0.000%
Total   1,566,989.047    100.000%     70.557%

PROPOSAL 9A: 	To approve an Agreement and Plan
of Reorganization, providing for (i)
Transamerica Small Cap Value's
acquisition of all of the assets of
Transamerica Partners Small Value,
in exchange for Transamerica Small
Cap Value's assumption of all of the
liabilities of Transamerica Partners
Small Value and Class R shares of
Transamerica Small Cap Value, and
the distribution of the Class R shares
of Transamerica Small Cap Value to
the holders of the shares of
Transamerica Partners Small Value
in complete redemption of their
Transamerica Partners Small Value
shares, and (ii) the dissolution of
Transamerica Partners Small Value;

Transamerica Partners Small Value
Record Date - October 14, 2016
         Shares Voted  % of Voted  % of Total
For     1,602,136.105     98.718%     74.731%
Against    11,355.542      0.700%      0.530%
Abstain     9,445.642      0.582%      0.441%
Broker Non-Vote 0.000      0.000%      0.000%
Total   1,622,937.289    100.000%     75.701%

PROXY II

PROPOSAL 1A:	To approve an Agreement and Plan
of Reorganization, providing for (i)
Transamerica High Quality Bond's
acquisition of all of the assets of
Transamerica Partners High Quality
Bond, in exchange for Transamerica
High Quality Bond's assumption of
all of the liabilities of Transamerica
Partners High Quality Bond and
Class R shares of Transamerica
High Quality Bond, and the
distribution of the Class R shares of
Transamerica High Quality Bond to
the holders of the shares of
Transamerica Partners High Quality
Bond in complete redemption of
their Transamerica Partners High
Quality Bond shares, and (ii) the
dissolution of Transamerica Partners
High Quality Bond;

Transamerica Partners High Quality Bond
Record
Date - October 14, 2016
         Shares Voted  % of Voted  % of Total
For     7,836,585.595     98.916%     83.602%
Against     3,463.888      0.044%      0.037%
Abstain    82,452.347      1.041%      0.880%
Broker Non-Vote 0.000      0.000%      0.000%
Total   7,922,501.830    100.000%     84.518%

PROPOSAL 2A:	To approve an Agreement and Plan
of Reorganization, providing for (i)
Transamerica Inflation-Protected
Securities' acquisition of all of the
assets of Transamerica Partners
Inflation-Protected Securities, in
exchange for Transamerica
Inflation-Protected Securities'
assumption of all of the liabilities of
Transamerica Partners Inflation-
Protected Securities and Class R
shares of Transamerica Inflation-
Protected Securities, and the
distribution of the Class R shares of
Transamerica Inflation-Protected
Securities to the holders of the
shares of Transamerica Partners
Inflation-Protected Securities in
complete redemption of their
Transamerica Partners Inflation-
Protected Securities shares, and (ii)
the dissolution of Transamerica
Partners Inflation-Protected
Securities;

Transamerica Partners Inflation-Protected Securities
Record Date - October 14, 2016
            Shares Voted  % of Voted  % of Total
For        9,433,507.580     99.157%     90.354%
Against        9,781.406      0.103%      0.094%
Abstain       70,465.618      0.741%      0.675%
Broker Non-Vote    0.000      0.000%      0.000%
Total      9,513,754.604    100.000%     91.122%

PROPOSAL 4A:	To approve an Agreement and Plan
of Reorganization, providing for (i)
Transamerica Large Growth's
acquisition of all of the assets of
Transamerica Partners Large
Growth, in exchange for
Transamerica Large Growth's
assumption of all of the liabilities of
Transamerica Partners Large
Growth and Class R shares of
Transamerica Large Growth, and
the distribution of the Class R shares
of Transamerica Large Growth to
the holders of the shares of
Transamerica Partners Large
Growth in complete redemption of
their Transamerica Partners Large
Growth shares, and (ii) the
dissolution of Transamerica Partners
Large Growth;

Transamerica Partners Large Growth
Record Date - October 14, 2016
         Shares Voted  % of Voted  % of Total
For     5,285,413.173     91.797%     62.704%
Against   257,762.766      4.477%      3.058%
Abstain   214,540.369      3.726%      2.545%
Broker Non-Vote 0.000      0.000%      0.000%
Total   5,757,716.308    100.000%     68.308%

PROPOSAL 5A:	To approve an Agreement and Plan
of Reorganization, providing for (i)
Transamerica Large Value
Opportunities' acquisition of all of
the assets of Transamerica Partners
Large Value, in exchange for
Transamerica Large Value
Opportunities' assumption of all of
the liabilities of Transamerica
Partners Large Value and Class R
shares of Transamerica Large Value
Opportunities, and the distribution
of the Class R shares of
Transamerica Large Value
Opportunities to the holders of the
shares of Transamerica Partners
Large Value in complete redemption
of their Transamerica Partners Large
Value shares, and (ii) the dissolution
of Transamerica Partners Large
Value;
Transamerica Partners Large Value
Record Date - October 14, 2016
          Shares Voted  % of Voted  % of Total
For      5,186,883.899     96.054%     62.646%
Against     36,848.747      0.682%      0.445%
Abstain    176,239.711      3.264%      2.129%
Broker Non-Vote  0.000      0.000%      0.000%
Total    5,399,972.357    100.000%     65.220%

At the special meetings of shareholders held on February 24, 2017, the results were as follows:

PROXY I

PROPOSAL 7A:	To approve an Agreement and Plan
of Reorganization, providing for (i)
Transamerica Small Cap Core's
acquisition of all of the assets of
Transamerica Partners Small Core,
in exchange for Transamerica Small
Cap Core's assumption of all of the
liabilities of Transamerica Partners
Small Core and Class R shares of
Transamerica Small Cap Core, and
the distribution of the Class R shares
of Transamerica Small Cap Core to
the holders of the shares of
Transamerica Partners Small Core
in complete redemption of their
Transamerica Partners Small Core
shares, and (ii) the dissolution of
Transamerica Partners Small Core;

Transamerica Partners Small Core
Record Date - October 14, 2016
         Shares Voted  % of Voted  % of Total
For     1,066,449.823     87.760%     47.016%
Against    33,077.203      2.722%      1.458%
Abstain   115,666.418      9.518%      5.099%
Broker Non-Vote 0.000      0.000%      0.000%
Total   1,215,193.444    100.000%     53.573%

PROXY II

PROPOSAL 3A:	To approve an Agreement and Plan
of Reorganization, providing for (i)
Transamerica Large Core's
acquisition of all of the assets of
Transamerica Partners Large Core,
in exchange for Transamerica Large
Core's assumption of all of the
liabilities of Transamerica Partners
Large Core and Class R shares of
Transamerica Large Core, and the
distribution of the Class R shares of
Transamerica Large Core to the
holders of the shares of
Transamerica Partners Large Core
in complete redemption of their
Transamerica Partners Large Core
shares, and (ii) the dissolution of
Transamerica Partners Large Core;

Transamerica Partners Large Core
Record Date - October 14, 2016
         Shares Voted  % of Voted  % of Total
For     1,030,975.343     82.048%     42.302%
Against    77,227.994      6.146%      3.169%
Abstain   148,355.634     11.806%      6.087%
Broker Non-Vote 0.000      0.000%      0.000%
Total   1,256,558.971    100.000%     51.557%

At the special meetings of shareholders held on March
24, 2017, the results were as follows:

PROXY I

PROPOSAL 1A:	To approve an Agreement and Plan
of Reorganization, providing for (i)
Transamerica Intermediate Bond's
acquisition of all of the assets of
Transamerica Partners Core Bond,
in exchange for Transamerica
Intermediate Bond's assumption of
all of the liabilities of Transamerica
Partners Core Bond and Class R
shares of Transamerica Intermediate
Bond, and the distribution of the
Class R shares of Transamerica
Intermediate Bond to the holders of
the shares of Transamerica Partners
Core Bond in complete redemption
of their Transamerica Partners Core
Bond shares, and (ii) the dissolution
of Transamerica Partners Core
Bond;

Transamerica Partners Core Bond
Record Date - October 14, 2016
         Shares Voted  % of Voted  % of Total
For    21,206,407.869     97.572%     74.693%
Against    17,643.665      0.081%      0.062%
Abstain   510,047.373      2.347%      1.796%
Broker Non-Vote 0.000      0.000%      0.000%
Total  21,734,098.907    100.000%     76.551%

 At the special meetings of shareholders held on April
20, 2017, the results were as follows:

PROXY I

PROPOSAL 2A:   To approve an Agreement and Plan
of Reorganization, providing for (i)
Transamerica Government Money
Market's acquisition of all of the
assets of Transamerica Partners
Government Money Market, in
exchange for Transamerica
Government Money Market's
assumption of all of the liabilities of
Transamerica Partners Government
Money Market and Class R shares
of Transamerica Government
Money Market, and the distribution
of the Class R shares of
Transamerica Government Money
Market to the holders of the shares
of Transamerica Partners
Government Money Market in
complete redemption of their
Transamerica Partners Government
Money Market shares, and (ii) the
dissolution of Transamerica Partners
Government Money Market;

Transamerica Partners Government Money Market
Record Date - October 14, 2016
          Shares Voted  % of Voted  % of Total
For    141,513,087.284     80.745%     24.294%
Against  7,390,274.840      4.217%      1.269%
Abstain 26,355,972.402     15.038%      4.525%
Broker Non-Vote  0.000      0.000%      0.000%
Total  175,259,334.526    100.000%     30.088%

PROXY II

PROPOSAL 6A:	To approve an Agreement and Plan
of Reorganization, providing for (i)
Transamerica Balanced II's
acquisition of all of the assets of
Transamerica Partners Balanced, in
exchange for Transamerica
Balanced II's assumption of all of
the liabilities of Transamerica
Partners Balanced and Class R
shares of Transamerica Balanced II,
and the distribution of the Class R
shares of Transamerica Balanced II
to the holders of the shares of
Transamerica Partners Balanced in
complete redemption of their
Transamerica Partners Balanced
shares, and (ii) the dissolution of
Transamerica Partners Balanced;

Transamerica Partners Balanced
Record Date - October 14, 2016
          Shares Voted  % of Voted  % of Total
For      2,098,181.330     86.275%     47.442%
Against     55,566.061      2.285%      1.256%
Abstain    278,231.975     11.441%      6.291%
Broker Non-Vote  0.000      0.000%      0.000%
Total    2,431,979.366    100.000%     54.990%

PROPOSAL 7A:	To approve an Agreement and Plan
of Reorganization, providing for (i)
Transamerica Stock Index's
acquisition of all of the assets of
Transamerica Partners Stock Index,
in exchange for Transamerica Stock
Index's assumption of all of the
liabilities of Transamerica Partners
Stock Index and Class R shares of
Transamerica Stock Index, and the
distribution of the Class R shares of
Transamerica Stock Index to the
holders of the shares of
Transamerica Partners Stock Index
in complete redemption of their
Transamerica Partners Stock Index
shares, and (ii) the dissolution of
Transamerica Partners Stock Index;

Transamerica Partners Stock Index
Record Date - October 14, 2016
         Shares Voted  % of Voted  % of Total
For     7,357,313.454     84.368%     44.163%
Against   511,567.862      5.866%      3.071%
Abstain   851,571.848      9.765%      5.112%
Broker Non-Vote 0.000      0.000%      0.000%
Total   8,720,453.164    100.000%     52.346%

PROPOSAL 8B:	To approve an Agreement and Plan
of Reorganization, providing for (i)
Transamerica Asset Allocation
Long Horizon's acquisition of all of
the assets of Transamerica
Institutional Asset Allocation - Long
Horizon, in exchange for
Transamerica Asset Allocation
Long Horizon's assumption of all of
the liabilities of Transamerica
Institutional Asset Allocation - Long
Horizon and Class R4 shares of
Transamerica Asset Allocation
Long Horizon, and the distribution
of the Class R4 shares of
Transamerica Asset Allocation
Long Horizon to the holders of the
shares of Transamerica Institutional
Asset Allocation - Long Horizon in
complete redemption of their
Transamerica Institutional Asset
Allocation - Long Horizon shares,
and (ii) the dissolution of
Transamerica Institutional Asset
Allocation - Long Horizon;

Transamerica Institutional Asset Allocation - Long
Horizon
Record Date - October 14, 2016
          Shares Voted  % of Voted  % of Total
For      1,139,723.212     89.671%     45.622%
Against     17,693.062      1.392%      0.708%
Abstain    113,588.131      8.937%      4.547%
Broker Non-Vote  0.000      0.000%      0.000%
Total    1,271,004.405    100.000%     50.877%

PROPOSAL 8D:	To approve an Agreement and Plan
of Reorganization, providing for (i)
Transamerica Asset Allocation
Long Horizon's acquisition of all of
the assets of Transamerica
Institutional Asset Allocation -
Intermediate/Long Horizon, in
exchange for Transamerica Asset
Allocation Long Horizon's
assumption of all of the liabilities of
Transamerica Institutional Asset
Allocation - Intermediate/Long
Horizon and Class R4 shares of
Transamerica Asset Allocation
Long Horizon, and the distribution
of the Class R4 shares of
Transamerica Asset Allocation
Long Horizon to the holders of the
shares of Transamerica Institutional
Asset Allocation -
Intermediate/Long Horizon in
complete redemption of their
Transamerica Institutional Asset
Allocation - Intermediate/Long
Horizon shares, and (ii) the
dissolution of Transamerica
Institutional Asset Allocation -
Intermediate/Long Horizon;

Transamerica Institutional Asset Allocation -
Intermediate/Long Horizon
Record Date - October 14, 2016
           Shares Voted  % of Voted  % of Total
For      2,094,251.5820     91.831%     54.545%
Against      54,842.463      2.405%      1.428%
Abstain     131,451.568      5.764%      3.424%
Broker Non-Vote   0.000      0.000%      0.000%
Total     2,280,545.613    100.000%     59.397%

PROPOSAL 9B:	To approve an Agreement and Plan
of Reorganization, providing for (i)
Transamerica Asset Allocation
Intermediate Horizon's acquisition
of all of the assets of Transamerica
Institutional Asset Allocation -
Intermediate Horizon, in exchange
for Transamerica Asset Allocation
Intermediate Horizon's assumption
of all of the liabilities of
Transamerica Institutional Asset
Allocation - Intermediate Horizon
and Class R4 shares of
Transamerica Asset Allocation
Intermediate Horizon, and the
distribution of the Class R4 shares
of Transamerica Asset Allocation
Intermediate Horizon to the holders
of the shares of Transamerica
Institutional Asset Allocation -
Intermediate Horizon in complete
redemption of their Transamerica
Institutional Asset Allocation -
Intermediate Horizon shares, and
(ii) the dissolution of Transamerica
Institutional Asset Allocation -
Intermediate Horizon;

Transamerica Institutional Asset Allocation -
Intermediate Horizon
Record Date - October 14, 2016
           Shares Voted  % of Voted  % of Total
For       3,418,513.688     99.173%     51.061%
Against       2,092.973      0.061%      0.031%
Abstain      26,419.241      0.766%      0.395%
Broker Non-Vote   0.000      0.000%      0.000%
Total     3,447,025.902    100.000%     51.487%

PROPOSAL 9D:	To approve an Agreement and Plan
of Reorganization, providing for (i)
Transamerica Asset Allocation
Intermediate Horizon's acquisition
of all of the assets of Transamerica
Institutional Asset Allocation -
Short/Intermediate Horizon, in
exchange for Transamerica Asset
Allocation Intermediate Horizon's
assumption of all of the liabilities of
Transamerica Institutional Asset
Allocation - Short/Intermediate
Horizon and Class R4 shares of
Transamerica Asset Allocation
Intermediate Horizon, and the
distribution of the Class R4 shares
of Transamerica Asset Allocation
Intermediate Horizon to the holders
of the shares of Transamerica
Institutional Asset Allocation -
Short/Intermediate Horizon in
complete redemption of their
Transamerica Institutional Asset
Allocation - Short/Intermediate
Horizon shares, and (ii) the
dissolution of Transamerica
Institutional Asset Allocation -
Short/Intermediate Horizon;

Transamerica Partners Institutional Asset Allocation
- Short/Intermediate Horizon
Record Date - October 14, 2016
          Shares Voted  % of Voted  % of Total
For        567,320.752     88.924%     57.253%
Against     60,903.556      9.546%      6.146%
Abstain      9,762.400      1.530%      0.985%
Broker Non-Vote  0.000      0.000%      0.000%
Total      637,986.708    100.000%     64.384%

PROPOSAL 10B:	To approve an Agreement and Plan
of Reorganization, providing for (i)
Transamerica Asset Allocation
Short Horizon's acquisition of all of
the assets of Transamerica
Institutional Asset Allocation -
Short Horizon, in exchange for
Transamerica Asset Allocation
Short Horizon's 7assumption of all
of the liabilities of Transamerica
Institutional Asset Allocation -
Short Horizon and Class R4 shares
of Transamerica Asset Allocation
Short Horizon, and the distribution
of the Class R4 shares of
Transamerica Asset Allocation
Short Horizon to the holders of the
shares of Transamerica Institutional
Asset Allocation - Short Horizon in
complete redemption of their
Transamerica Institutional Asset
Allocation - Short Horizon shares,
and (ii) the dissolution of
Transamerica Institutional Asset
Allocation - Short Horizon.

Transamerica Partners Institutional Asset Allocation
- Short Horizon
Record Date - October 14, 2016
            Shares Voted  % of Voted  % of Total
For          476,224.691     85.666%     43.076%
Against       27,095.969      4.874%      2.451%
Abstain       52,585.867      9.459%      4.757%
Broker Non-Vote    0.000      0.000%      0.000%
Total        555,906.527    100.000%     50.283%